EATON VANCE TAX-MANAGED EQUITY ASSET ALLOCATION FUND

EATON VANCE TAX-MANAGED GLOBAL DIVIDEND INCOME FUND

EATON VANCE TAX-MANAGED MULTI-CAP GROWTH FUND

EATON VANCE TAX-MANAGED SMALL-CAP FUND

EATON VANCE TAX-MANAGED SMALL-CAP VALUE FUND

EATON VANCE TAX-MANAGED VALUE FUND
Supplement to Statement of Additional Information dated March 1, 2014

1.  Edward J. Perkin replaces Michael Mach in the table “Principal Officers who are not Trustees” under “Management and Organization” as follows:

Name and Year of Birth	Trust/Portfolio Position(s)	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
EDWARD J. PERKIN 1972	President of TMVP	Since 2014

Vice President and Chief Equity Investment Officer of Eaton Vance and BMR.  Prior to joining Eaton Vance in 2014, Mr. Perkin was Chief Investment Officer, International and Emerging Markets Equity, and Managing Director, Portfolio Manager, Europe, EAFE and Global, at Goldman Sachs Asset Management.  Officer of 2 registered investment companies managed by Eaton Vance or BMR.

2.  Messrs. Beaudry, Kaszynski and Mach are deleted from the tables under “Portfolio Managers.” in “Investment Advisory and Administrative Services” and Mr. Perkin is added as follows:

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Edward J. Perkin*
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

* As of May 31, 2014.  Mr. Perkin became a portfolio manager effective July 1, 2014 and has assumed management responsibility for all of the accounts formerly managed by Mr. Mach.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund	Aggregate Dollar Range of Equity Securities Owned in the Eaton Vance Family of Funds
Edward J. Perkin*	None	$1 - $10,000

*As of May 31, 2014.

July 1, 2014